Exhibit 99.1

February Org Changes Email

John D email to Jiff & Castlight

Team—

We’re making excellent progress on our Road to One. We have an incredible opportunity to take a big step forward together on our mission to make health care work better for our customers and users. The first step is integrating Jiff and Castlight successfully, so it is great to be off to such a strong start. When we began this process, we all agreed that we would engage each other openly and put our new company’s interests first—and that is exactly what is happening. The leaders and teams working on the integration have been doing an outstanding job.

One of the first major deliverables in the integration is to establish the senior leadership team for the combined business. Derek and I have worked closely together with the leadership teams from Jiff and Castlight to complete this part of the integration. Our goal was to make all senior leadership decisions prior to closing and that is what we have done. It is important that our team is in place and empowered to move forward crisply on critical decisions and initiatives following the close.

From the very beginning, we’ve approached this transaction as a merger of two amazing companies. In keeping with this intention, the senior leadership team for the combined business will include leaders from both Jiff and Castlight.

Role changes

Derek Newell. In addition to becoming president of the new Castlight, Derek will also join board of directors. Derek’s responsibilities as president include research and development, sales and marketing, and our customer facing teams, as previously shared.

Jennifer Chaloemtiarana. Jennifer’s position as general counsel is being expanded to include leadership of all compliance-related responsibilities as well as IT. As a result, Jeremy Bauer, CIO & CSO, and his team will report into Jennifer following the close. Consolidating these teams takes advantage of the connections between the security compliance and legal functions, but more importantly, helps us better serve our customers, end users, and our own employees in these areas.

Kristin Torres Mowat. Kristin has agreed to take on a critical new role as SVP, Corporate Development. In this role, Kristin will work closely with the senior leadership team on company strategy, ongoing integration initiatives, and strategic partnerships while continuing to lead key health plan relationships.

Siobhan Nolan Mangini (CFO), and Vicki Ryan (CHRO) will continue to report to me in their current roles, now with responsibilities that span the combined company.

Transitions

I am personally grateful to all of the leaders at Jiff and Castlight for exemplifying what we mean by putting the new business first in all of our integration decisions. It is unusual to have more great leaders than roles, but that is the context Derek and I have been navigating with our teams. As we planned out the new organization and spoke to every leader in both companies, I think we assembled the right team to carry us forward. In doing so, there were many tough decisions to make and we agreed with several of our colleagues on transition plans.

John McCracken. John has made many important contributions to our business first as our sales leader and then as chief revenue officer. John will continue to report to me with 100% of his time dedicated to operationalizing the Anthem partnership and advising our team responsible for completing the SAP partnership. At some point later this year, John’s work on these critical projects will be completed and he will transition out of the company. In the meantime, there is a lot of important work to be done and John is totally committed to our success with both partners.

Chad Williams. Chad has led Castlight’s professional services teams since 2014, helping us scale implementations and improve our customer success processes. He has done a terrific job managing through a lot of change and we are pleased that he has agreed to stay with us through June 30, 2017 as we consolidate customer teams across Castlight and Jiff. Chad will spend the next few months partnering with Johnathan Hodge, who will lead customer experience for the combined business.

Joe Taborek. Joe came to Castlight in 2015 as an AVP on John McCracken’s sales leadership team. After great success with the sales team in the north region, Joe stepped up to run all of sales for Castlight when John became chief revenue officer. It has been a pleasure to watch Joe take on a big role and do a terrific job positioning us to carry on with a tenured team. Following the close, Joe will work with Mike Leonard and Derek through September 30, 2017 as we consolidate sales organizations. Driving faster growth is the top priority for the new Castlight, so I am very grateful to Joe for his commitment to ensuring a smooth transition.

Jonathan Rende. Jonathan has been instrumental in establishing an excellent leadership culture and operational discipline across research and development during his time at Castlight. He will leave us on April 30 to take some time off with his family. Until then, Jonathan will assist Derek, Maeve, and Neeraj with the integrations of the R&D teams on our Road to One.

What about all of you?

I understand that many of you may be asking, “what about me?” I get it, and addressing that question is a top priority. Derek and I are holding the company leaders accountable for finalizing their teams and communicating to all of you as soon as possible. Rest assured, they’re all excited to get moving as a combined company and make sure you’re as motivated as they are to ramp up on our Road to One.

More info

•	Stay tuned for Derek Newell’s email announcing his leadership team.

•	Attend the upcoming all-hands to talk about these changes and our priorities for the business in 2017.

I’m very pleased to have met this key milestone in the integration on time so we can kick this journey into high gear on Day One.

Best,

John

ROAD TO ONE LEADERSHIP TEAM

John Doyle
CEO
Derek Newell
President
Kristin Torres Mowat
SVP, Corp Dev
Jennifer Chaloemtiarana
General Counsel
Siobhan Nolan Mangini
CFO
Vicki Ryan
CHRO
Gill Potter
VP, Strategic Analytics
Himgan Wibisono
Corp / Marketing Design
Jeremy Bauer
CIO, CSO
Jonathan Hodge
SVP, Customer Experience
Maeve O'Meara
SVP, Products
Mike Leonard
SVP, Sales & Growth
Neeraj Gupta
SVP, Engineering
Pierce Graham-Jones
VP, Marketing

Confidential | 1

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction between Castlight Health, Inc. (“Castlight”) and Jiff, Inc. (“Jiff”), Castlight has filed a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") (Registration Statement No. 333-215861), and this registration statement, as amended, was declared effective by the SEC on February 14, 2017. This registration statement contains a joint proxy statement/prospectus/information statement and relevant materials concerning the proposed transaction. Castlight and Jiff mailed the definitive joint proxy statement/prospectus/information statement to their respective stockholders on February 24, 2017. Additionally, Castlight intends to file with the SEC other relevant materials in connection with the proposed transaction. STOCKHOLDERS OF CASTLIGHT AND JIFF ARE

URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS/INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Documents will also be available for free from Castlight at www.castlighthealth.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed transaction shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Castlight and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Castlight’s stockholders with respect of the matters relating to the proposed transaction. Jiff and its officers and directors may also be deemed a participant in such solicitation. Information regarding any interest that Castlight, Jiff or any of the executive officers or directors of Castlight or Jiff may have in the proposed transaction with Jiff is included in the joint proxy statement/prospectus/information statement that Castlight has filed with the SEC in connection with its stockholder vote on matters relating to the proposed transaction. Information about the directors and executive officers of Castlight, including their respective interest in security holding of Castlight, is set forth in the proxy statement for Castlight’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. Stockholders may obtain additional information regarding the interest of such participants by reading the definitive joint proxy statement/prospectus/information statement regarding the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.